                                                                    EXHIBIT 3.79

                            CERTIFICATE OF AMENDMENT

                                       OF

                        CAPSTAR CHICAGO COMPANY, L.L.C.

1. The name of the limited liability company is CapStar Chicago Company, L.L.C.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

     MeriStar Hospitality Operating Partnership, L.P. is the new managing member of CapStar Chicago Company, L.L.C.

3.   This Certificate of Amendment shall be effective on May 17, 1999


IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of CapStar Chicago Company, L.L.C. this Thirteenth day of May, 1999.



                                        /s/ Christopher L. Bennett
                                        --------------------------------
                                        Christopher L. Bennett
                                        Authorized Officer

                            CERTIFICATE OF AMENDMENT

                                       OF

                        CAPSTAR CHICAGO COMPANY, L.L.C.


     1. The name of the limited liability company is: CAPSTAR CHICAGO COMPANY, L.L.C.

     2. The Certificate of Formation of the limited liability company is hereby amended as follows:

          "2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is: The Corporation Trust Company."

     3. This Certificate of Amendment shall be effective on July 1, 1998.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of CAPSTAR CHICAGO COMPANY, L.L.C. this 24th day of June, 1998.



                                             /s/ Christopher L. Bennett
                                             -------------------------------
                                             Christopher L. Bennett
                                         By: Authorized Person

                            CERTIFICATE OF FORMATION

                                       OF

                        CAPSTAR CHICAGO COMPANY, L.L.C.

     This Certificate of Formation of CAPSTAR CHICAGO COMPANY, L.L.C. (the "LLC"), dated as of May 21, 1997, is being duly executed and filed by John E. Plunket, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et. seq.).

          FIRST. The name of the limited liability company formed hereby is CapStar Chicago Company, L.L.C.

          SECOND. The address of the registered office of the LLC in the State of Delaware is c/o United Corporate Services, Inc., 15 East North Street, Dover, Delaware 19901.

          THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is United Corporate Services, Inc., 15 East North Street, Dover, Delaware 19901.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                                       /s/ John E. Plunket
                                                       ________________________
                                                       John E. Plunket
                                                       Authorized Person